Exhibit 99.2

Jim Mulva Chairman & CEO ConocoPhillips Bobby Shackouls Chairman & CEO Burlington Resources December 13, 2005 Creating a Leading North American Gas Supplier

Agenda Introduction Gary Russell Transaction Overview & Jim Mulva Strategic Rationale Burlington Resources Overview Bobby Shackouls Portfolio Impact Jim Mulva Financial Impact Jim Mulva

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 The following presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. You can identify our forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Forward-looking statements relating to ConocoPhillips' operations are based on management's expectations, estimates and projections about ConocoPhillips and the petroleum industry in general on the date the presentations are given. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially include, but are not limited to, the failure to receive required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources' operations into ConocoPhillips will be greater than expected; crude oil and natural gas prices; refining and marketing margins; potential failure to achieve, and potential delays in achieving expected reserves or production levels from existing and future oil and gas development projects due to operating hazards, drilling risks, and the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; unsuccessful exploratory drilling activities; lack of exploration success; potential disruption or unexpected technical difficulties in developing new products and manufacturing processes; potential failure of new products to achieve acceptance in the market; unexpected cost increases or technical difficulties in constructing or modifying company manufacturing or refining facilities; unexpected difficulties in manufacturing, transporting or refining synthetic crude oil; international monetary conditions and exchange controls; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; general domestic and international economic and political conditions, as well as changes in tax and other laws applicable to ConocoPhillips' business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting ConocoPhillips' business generally as set forth in ConocoPhillips' filings with the Securities and Exchange Commission (SEC), including our Form 10-Q for the quarter ending September 30, 2005. Unless legally required, ConocoPhillips is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Note to U.S. Investors - The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "oil/gas resources," "Syncrude," and/or "Society of Petroleum Engineers (SPE) proved reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K for the year ended December 31, 2004. This presentation includes certain non-GAAP financial measures, as indicated. Such non-GAAP measures are intended to supplement, not substitute for, comparable GAAP measures. Investors are urged to consider closely the GAAP reconciliation tables provided in the presentation Appendix.

Transaction Overview $92 per BR share based on COP closing price on December 9, 2005 For each BR share: $46.50 cash 0.7214 COP shares Enterprise value: $35.6B Including net debt Principal conditions to closing BR shareholder approval - Q1 2006 Regulatory clearances - 1H 2006

Securing Management Strengths Two BR directors to join COP Board Bobby Shackouls Bill Wade Talent retention plan Randy Limbacher to become EVP Responsible for North and South America E&P Key technical / operational talent Integration planning teams formed

Strategic Rationale Creates leading North American gas position High-quality, long-lived, low-risk gas reserves Significant unconventional resource plays Enhances production growth / N.A. gas supply Near-term conventional / unconventional Long-term LNG and Arctic gas Enhances business mix Increases E&P, OECD, and North American gas Significant free cash flow Synergies of $375 MM Access to technical capabilities

Burlington Resources Overview

BR - A Premier N.A. Gas Company Gas Oil NGL 69 15 16 Note: Reserves are YE 2004 numbers, with NGLs converted to Gas, per BR convention Production is FY 2005 (E), based on Q3 actuals Reserves Oil Gas Reserves Production United States 1329 MMBOE 249 MBOE/d Canada 460 MMBOE 164 MBOE/d Rest of World 212 MMBOE 62 MBOE/d TOTAL 2001 MMBOE 475 MBOE/d NGL NA ROW ROW 89 11 16 Reserves North America ROW

San Juan High quality, long-lived gas reserves BR COP Total Reserves (TCFE) 5.1 2.4 7.5 Production (MMCFED) 744 564 1308 Acreage (M acres) 840 770 1610 BR COP Significant synergy potential Production enhancement Operating and admin expenses Lower gathering & transportation costs Better utilization of COP 50% owned Blanco Gas Processing Plant Colorado New Mexico

BR - High Impact Resource Plays South Louisiana Deep Bossier Barnett Shale 35,000 net acres 13 - 14,000' targeted depths Similar to Barnett Shale Woodford Shale 28,000 net core acres 92,000 net non-core acres 70,000 acres Parker, Hood, Johnson Counties Seismic covering 65% of acreage position 215 risked locations 200,000 net acres Franklin Block tested at 640 acre spacing 200 Mmcfd gross (115 Mmcfd net) Savell field development Five rigs deployed 660,000 net acres fee land Pine Prairie Redell Four Isle Dome Bakken Shale 67,000 net acres Unconventional oil exploration Ramping up drilling program 6 Mpd net of production Additional EOR Options Production expected to grow from 25 MBOPD to over 35 MBOPD in 2007 Cedar Creek Anticline Conventional Unconventional

Western Canada Strong Conventional Gas Position Over 1 million net acres of land Conventional and tight gas 200 locations planned in 2005 Production 358 MMcfed Deep Basin / Foothills 820,000 net acres of land 570 square miles of 3D seismic to identify drilling opportunities Production 128 MMcfed Kaybob 728,000 net acres of land 150 gross operated wells planned in 2005 Production 210 MMcfed O'Chiese Southern Plains 1,300,000 net acres of land Includes the Viking-Kinsella property Production 182 MMcfed Northern Plains 738,000 net acres of land Significant trend extension opportunities for future growth. Production 97 MMcfed

Portfolio Impact

Compelling Transaction for BR Shareholders Expanded position in global energy Attractive premium / cash component Ongoing value by joining a major global integrated energy company Creates better long-term growth options Leveraging technical strengths to broader portfolio

Strengthens N.A. Gas Position Strengthens N.A. Gas Position COP COP and BR BR

COP plus BR XOM BP ECA CVX DVN RDS COP APC BR U.S. 1821 2214 2749 869 2350 1649 1331 1388 1363 908 Canada 1727 1093 349 2099 130 764 500 433 378 819 Total 1821 3307 3098 2968 2480 2413 1831 1821 1741 1727 1727 Note: Production figures are based on YE 2004 Filings COP volumes do not include fuel gas production. CVX pro forma for UCL North American Gas Production

Major U.S. Gas Supplier Delivering gas to the U.S. from various supply sources Canada Permian Basin Rockies Pacific LNG Imports Atlantic LNG Imports Atlantic LNG Imports #1 in N. A. gas production 50% owner in DEFS A leading gas marketer Developing multiple LNG projects and re-gasification capabilities Major existing positions in both Alaskan North Slope gas and Mackenzie Delta Arctic Gas Panhandle San Juan Gulf Coast

Enhanced Business Mix COP Pro Forma w/ BR OECD Russia Other non-OECD 2003 Year End 5690 880 2000 2004 Year End 5289 910 3199 Non-OECD 38% OECD 62% OECD Russia Other non-OECD 2004 Year End 7215 910 3274 2004 Year End Non-OECD 31% OECD 69% OECD Mix Based on Reserves Note: Capital Employed is estimated YE 2005, with LUK (at 10% equity) allocated 70% E&P, 30% R&M. Reserves are YE 2004. Oil Russia Gas 2003 Year End 5690 880 2000 2004 Year End 0.65 910 0.35 Oil Russia Gas 2003 Year End 5690 880 2000 2004 Year End 0.59 910 0.41 Gas 35% Oil 65% Oil 59% Gas 41% Oil / Gas Mix Based on Reserves E&P R&M Midstream & Chemicals Other 2003 Year End 5690 880 2000 2004 Year End 0.61 0.31 0.05 0.03 E&P R&M Midstream & Chemicals Other 2003 Year End 5690 880 2000 2004 Year End 0.74 0.21 0.03 0.02 Capital Employed By Business Segment Midstream & Chemicals R&M 31% E&P 61% Other 3% 5% E&P 74% R&M 21% Midstream & Chemicals 3% Other 2%

Base plus1 plus 2 UCL CVX 13 RDS 12.2 plus BR 8.9 0.4 2.001 TOT 10.8 COP 8.9 0.4 Cello 7.6 BRG+ 7810 UCL+ 7810 COP 7847 ENI 7.2 REP 4.7 Banjo 2 Reserves (Bboe)1 Production (Mmboe/d)1 Base plus 1 plus 2 OXY OEI RDS 3.6 CVX 2.8 TOT 2.5 plus BR 1.8 0.1 0.5 plus LUK 1.56 0.17 BRG+ 1.56 0.37 COP 1.8 0.1 ENI 1.5 REP 1.1 Banjo 0.5 Reserves are YE 2004 actual, excludes Syncrude for COP. CVX pro forma for UCL. COP includes the additional 4.8% LUK equity purchased through Q3 2005. Production is 2004 average except for COP and BR (both 2005 (E)). Pro Forma Operating Impact

2005 (E) 2006 2007 2008 COP 1560 1650 2105 2718 2800 LUK 249 353 0 BR 0 255 535 GR Pro Forma Production Profile CAGR ~3% Note: Production is company estimates. 2006 includes 6 months of BR production. Lukoil average equity is assumed at 13% in 2005, 18% in 2006, & 20% thereafter COP includes equity affiliates and Syncrude.

Synergy Estimate $375 MM Pre-Tax Exploration Corporate G&A Regional G&A Operating Cdn Opex 100 100 75 100 30 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Corporate G&A redundancies Consolidation of regional E&P offices Exploration portfolio optimization Operating expense reductions Revenue enhancements

Financial Summary Accretive to CFPS Slightly dilutive to 2006 EPS (First Call estimates) Slightly accretive to 2006 EPS (Strip Pricing) Dilutive to GAAP ROCE / Accretive to Adjusted ROCE Lowers E&P unit production cost Excess cash flow quickly reduces incremental debt

CFPS Accretion / Dilution 2006 2007 First Call -2.1% -3.9% Strip1 3.5% 2.2% EPS 2006 2007 First Call 6.2% 4.1% Strip1 10.6% 8.6% 1 FC consensus earnings adjusted for strip pricing

Discretionary Cash Flow First Call Prices $ Billion 2006 2007 Net Income 14.9 13.6 Cash Flow from Operations 23.1 22.8 Capital Expenditures & other (17.2) (15.4) Net Cash Flow 5.9 7.4 Note: Capital expenditures and other includes LUK, share purchases, and loans to affiliates. Capital expenditures are from company sources

2002 '03 '04 '05 '06 '07 '08 Equity 30.74 35.2 43.8 54.8 82 93 101 Debt Debt / Cap Ratio 0.39 Debt Ratio Impact First Call Prices '03 '04 '05 '06 '07 '08 Debt 17.8 15 13 25 19 17 Equity $B Balance sheet debt $B 2002 '03 '04 '05 '06 '07 '08 Debt / Cap Ratio 39 33.6 25.5 19.2 23 17 14 Debt to capital ratio % Based on 2006 & 2007 First Call Prices Equity includes minority interest. All excess cash flow applied to pay down debt. Assumes initial net debt @ closing of $29B

Discretionary Cash Flow NYMEX Strip Prices $ Billion 2006 2007 Net Income 20.2 19.2 Cash Flow from Operations 28.8 28.6 Capital Expenditures & other (17.2) (15.4) Net Cash Flow 11.6 13.2 Note: Capital expenditures and other includes LUK, share purchases, and loans to affiliates. Capital expenditures are from company sources

2002 '03 '04 '05 '06 '07 '08 Equity 30.74 35.2 43.8 54.8 87 104 117 Debt Debt / Cap Ratio 0.39 Debt Ratio Impact NYMEX Strip Prices '03 '04 '05 '06 '07 '08 Debt 17.8 15 13 19 8 0 Equity $B Balance sheet debt $B 2002 '03 '04 '05 '06 '07 '08 Debt / Cap Ratio 39 33.6 25.5 19.2 18 7 0 Debt to capital ratio % Based on 2006 & 2007 NYMEX Strip prices Equity includes minority interest. All excess cash flow applied to pay down debt. Assumes initial net debt @ closing of $29B

2006 ROCE GAAP / Adjusted 2005 GAAP Adjusted 2008 2009 LRP 7.84 3.2 2.7 2.3 7.75 COP 52.52 0.2 0.28 4.1 -0.041 Pro forma 56.76 0.15 0.29 5.6 0.063 1 FC consensus earnings adjusted for strip pricing Strip1 First Call Estimates 2005 GAAP Adjusted 2008 2009 LRP 7.84 3.2 2.7 2.3 7.75 Cello 52.52 0.25 0.34 4.1 -0.041 Pro forma 56.76 0.2 0.36 5.6 0.063 COP Pro Forma

Compelling Strategic Opportunity High quality, long-lived, low-risk reserves Enhances production growth and lowers unit operating cost Secures access to significant unconventional resource plays Rebalances portfolio towards E&P with significant OECD / North American gas Long-term financial strength enhanced Improved competitiveness Shareholder value creation

Appendix

$92 / BR share 2006 to 2007 First Call estimates Number of fully diluted shares, MM COP - 1406 BR - 381.1 First Call Prices 2006 - Oil - $57.50 ; Gas - $8.52 ; Crack - $8.50 2007 - Oil - $53.32 ; Gas - $7.68; Crack - $8.25 Strip Prices 2006 - Oil - $61.78 ; Gas - $11.83 ; Crack - $11.29 2007 - Oil - $62.68 ; Gas - $10.66; Crack - $9.86 Proforma includes: Incremental DD&A from purchase accounting write-up Goodwill of $19B (True - $11.2B; Deferred tax - $8.1 ) Incremental debt Synergies of $375 MM pre-tax COP's Wilhelmshaven refinery acquisition Financial Analysis - Premises

Accretion/Dilution Reconciliation First Call Pricing First Call Pricing First Call Pricing EPS CFPS COP FD shares 11/30/05 - 1435 million Additional shares issued - 274.8 million Stepped-up PP&E - $26.7 billion Resultant Goodwill: $11.1 billion True $8.2 billion Deferred Taxes Goodwill based on early April, 2005 JS Herolds Appraisal Report. Will ultimately be based on third party appraisal. Cash portion to be funded with cash on hand and incremental debt.

Accretion/Dilution Reconciliation Strip Pricing Sensitivity Strip Pricing Sensitivity Strip Pricing Sensitivity December 9 Prices - Close of Markets COP and BR Published Sensitivities